CBRE Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Global Real Estate Income Fund (the “Fund”), formerly known as CBRE Clarion Global Real Estate Income Fund, has declared a monthly distribution of $0.05 per share for the month of January 2022. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.05 per share to date in fiscal year 2022 (January 1, 2022 to January 31, 2022). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment Income		Net Realized Short- Term Capital Gains		Net Realized Long-Term Capital Gains		Return of Capital
Current	$0.05	$0.031 (62%	)	0.000 (1%	)	0.002 (3%	)	$0.017 (34%	)
YTD	$0.05	$0.031 (62%	)	0.000 (1%	)	0.002 (3%	)	$0.017 (34%	)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year 2021 (January 1, 2021 through December 31, 2021) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2021, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (January 1, 2017 through December 31, 2021) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

For the Period 01/01/2021 to 12/31/2021
Cumulative Total Return[1]	37.95%
Cumulative Distribution Rate[2]	5.73%
Preceding Five-Year Period 01/01/2017 to 12/31/2021
Average Annual Total Return[3]	12.88%
Average Annual Distribution Rate[4]	7.09%
Current Annualized Distribution Rate[5]	5.73%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2

Cumulative Distribution Rate for fiscal year 2021 (January 1, 2021 through December 31, 2021) is determined by dividing the dollar value of distributions in the period by the Fund’s NAV as of December 31, 2021.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2021.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreim.com/igr.

As always, we appreciate your investment in the CBRE Global Real Estate Income Fund.

CBRE Global Real Estate Income Fund

January 10, 2022

CBRE Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of February 2022. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.10 per share to date in fiscal year 2022 (January 1, 2022 to February 28, 2022). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment Income		Net Realized Short- Term Capital Gains		Net Realized Long-Term Capital Gains		Return of Capital
Current	$0.05	$0.032 (64%	)	0.000 (0%	)	0.005 (9%	)	$0.013 (27%	)
YTD	$0.10	$0.064 (64%	)	0.000 (0%	)	0.009 (9%	)	$0.027 (27%	)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year 2022 (January 1, 2022 through January 31, 2022) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2022, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (February 1, 2017 through January 31, 2022) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

For the Period 01/01/2022 to 01/31/2022
Cumulative Total Return[1]	-9.07%
Cumulative Distribution Rate[2]	0.53%
Preceding Five-Year Period 02/01/2017 to 01/31/2022
Average Annual Total Return[3]	10.00%
Average Annual Distribution Rate[4]	7.09%
Current Annualized Distribution Rate[5]	6.33%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2

Cumulative Distribution Rate for fiscal year to date 2022 (January 1, 2022 through January 31, 2022) is determined by dividing the dollar value of distributions in the period by the Fund’s NAV as of January 31, 2022.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2022.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreim.com/igr.

As always, we appreciate your investment in the CBRE Global Real Estate Income Fund.

CBRE Global Real Estate Income Fund

February 11, 2022

CBRE Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

The Board of Trustees of the CBRE Global Real Estate Income Fund (NYSE: IGR) (the “Fund”), announces that it has declared a 20% increase in the regular monthly distribution rate, from $0.05/share ($0.60/share annualized) to $0.06/share ($0.72/share annualized). “In recognition of our 2021 investment performance, strong financial position, and confidence in the future outlook for global real estate stocks, the Board of Trustees has voted to increase the regular monthly distribution beginning in March 2022,” said Joseph P. Smith, CEO of the Fund and CIO – Listed Strategies of CBRE Investment Management Listed Real Assets.

The Fund has declared a monthly distribution of $0.06 per share for the month of March 2022. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.16 per share to date in fiscal year 2022 (January 1, 2022 to March 31, 2022). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment Income		Net Realized Short- Term Capital Gains		Net Realized Long-Term Capital Gains		Return of Capital
Current	$0.06	$0.034 (57%	)	0.000 (0%	)	0.001 (1%	)	$0.025 (42%	)
YTD	$0.16	$0.091 (57%	)	0.000 (0%	)	0.001 (1%	)	$0.068 (42%	)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year 2022 (January 1, 2022 through February 28, 2022) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2022, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (March 1, 2017 through February 28, 2022) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

For the Period 01/01/2022 to 02/28/2022
Cumulative Total Return[1]	-12.91%
Cumulative Distribution Rate[2]	1.11%
Preceding Five-Year Period 03/01/2017 to 02/28/2022
Average Annual Total Return[3]	8.11%
Average Annual Distribution Rate[4]	7.09%
Current Annualized Distribution Rate[5]	6.64%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2

Cumulative Distribution Rate for fiscal year to date 2022 (January 1, 2022 through February 28, 2022) is determined by dividing the dollar value of distributions in the period by the Fund’s NAV as of February 28, 2022.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2022.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreim.com/igr.

As always, we appreciate your investment in the CBRE Global Real Estate Income Fund.

CBRE Global Real Estate Income Fund

March 11, 2022

CBRE Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

The Fund has declared a monthly distribution of $0.06 per share for the month of April 2022. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.22 per share to date in fiscal year 2022 (January 1, 2022 to April 30, 2022). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment Income		Net Realized Short- Term Capital Gains		Net Realized Long-Term Capital Gains		Return of Capital
Current	$0.06	$0.033 (55%	)	0.000 (0%	)	0.019 (31%	)	$0.008 (14%	)
YTD	$0.22	$0.121 (55%	)	0.000 (0%	)	0.069 (31%	)	$0.030 (14%	)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year 2022 (January 1, 2022 through March 31, 2022) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2022, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (April 1, 2017 through March 31, 2022) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

For the Period 01/01/2022 to 03/31/2022
Cumulative Total Return[1]	-7.79%
Cumulative Distribution Rate[2]	1.68%
Preceding Five-Year Period 04/01/2017 to 03/31/2022
Average Annual Total Return[3]	11.79%
Average Annual Distribution Rate[4]	7.09%
Current Annualized Distribution Rate[5]	7.58%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2

Cumulative Distribution Rate for fiscal year to date 2022 (January 1, 2022 through March 31, 2022) is determined by dividing the dollar value of distributions in the period by the Fund’s NAV as of March 31, 2022.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2022.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreim.com/igr.

As always, we appreciate your investment in the CBRE Global Real Estate Income Fund.

CBRE Global Real Estate Income Fund

April 8, 2022

CBRE Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

The Fund has declared a monthly distribution of $0.06 per share for the month of May 2022. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.28 per share to date in fiscal year 2022 (January 1, 2022 to May 31, 2022). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment Income		Net Realized Short- Term Capital Gains		Net Realized Long-Term Capital Gains		Return of Capital
Current	$0.06	$0.018 (30%	)	0.000 (0%	)	0.042 (70%	)	$0.000 (0%	)
YTD	$0.28	$0.085 (30%	)	0.000 (0%	)	0.195 (70%	)	$0.000 (0%	)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year 2022 (January 1, 2022 through April 30, 2022) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2022, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (May 1, 2017 through April 30, 2022) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

For the Period 01/01/2022 to 04/30/2022
Cumulative Total Return[1]	-12.87%
Cumulative Distribution Rate[2]	2.47%
Preceding Five-Year Period 05/01/2017 to 04/30/2022
Average Annual Total Return[3]	9.55%
Average Annual Distribution Rate[4]	7.10%
Current Annualized Distribution Rate[5]	8.07%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2

Cumulative Distribution Rate for fiscal year to date 2022 (January 1, 2022 through April 30, 2022) is determined by dividing the dollar value of distributions in the period by the Fund’s NAV as of April 30, 2022.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2022.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreim.com/igr.

As always, we appreciate your investment in the CBRE Global Real Estate Income Fund.

CBRE Global Real Estate Income Fund

May 10, 2022

CBRE Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

The Fund has declared a monthly distribution of $0.06 per share for the month of June 2022. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change throughout the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.34 per share to date in fiscal year 2022 (January 1, 2022 to June 30, 2022). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment Income		Net Realized Short- Term Capital Gains		Net Realized Long-Term Capital Gains		Return of Capital
Current	$0.06	$0.018 (30%	)	0.000 (0%	)	0.042 (70%	)	$0.000 (0%	)
YTD	$0.34	$0.103 (30%	)	0.000 (0%	)	0.237 (70%	)	$0.000 (0%	)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains may also be offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year 2022 (January 1, 2022 through May 31, 2022) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2022, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (June 1, 2017 through May 31, 2022) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

For the Period 01/01/2022 to 05/31/2022
Cumulative Total Return[1]	-17.33%
Cumulative Distribution Rate[2]	3.33%
Preceding Five-Year Period 06/01/2017 to 05/31/2022
Average Annual Total Return[3]	8.21%
Average Annual Distribution Rate[4]	7.12%
Current Annualized Distribution Rate[5]	8.57%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2

Cumulative Distribution Rate for fiscal year to date 2022 (January 1, 2022 through May 31, 2022) is determined by dividing the dollar value of distributions in the period by the Fund’s NAV as of May 31, 2022.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2022.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreim.com/igr.

As always, we appreciate your investment in the CBRE Global Real Estate Income Fund.

CBRE Global Real Estate Income Fund

June 10, 2022